                                                                    Exhibit 10.4
                                                                                                                      Execution Copy

                              BOND PLEDGE AGREEMENT

     THIS BOND PLEDGE AGREEMENT (this "Agreement"), dated as of September 1,
2006 is between DCI, Inc., a Kansas corporation (the "Pledgor"), and Bank
Midwest, N.A., a national banking association (the "Bank").

                                    RECITALS:

     A. The City of Olathe, Kansas (the "Issuer") has agreed with the Pledgor to issue $820,000 aggregate maximum principal amount of Taxable Subordinate
Industrial Revenue Bonds (DCI, Inc. Project), Series 2006D (the "Bonds"),
pursuant to that certain Trust Indenture dated as of September 1, 2006 (the
"Indenture"), between the Issuer and UMB Bank, N.A., as Trustee.

     B. Pledgor has agreed to purchase the Bonds pursuant to a Bond Purchase
Agreement dated August 30, 2006, among Pledgor, as borrower, Pledgor, as purchaser, and the Issuer.

     C. Pledgor has agreed to pledge the Bonds to the Bank to secure certain indebtedness owing from the Pledgor to the Bank.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1. Security Interest. To secure the payment and performance of each and every debt, liability and obligation of every type and description which the
Pledgor may now or anytime hereafter owe to the Bank (all such debts, liabilities and obligations being herein collectively referred to as the
"Obligations"), Pledgor hereby grants, pledges, assigns, hypothecates, transfers and delivers to the Bank all of its right, title and interest in and to the
Bonds and further grants Bank a security interest in the Bonds. To perfect this security interest, Pledgor agrees to deliver possession of the Bonds to the
Bank.

     2. Representations, Warranties and Covenants. Pledgor represents, warrants and covenants that: (a) Pledgor will duly endorse, in blank, the Bonds by signing on the Bonds or signing a separate Bond Power or other document of assignment or transfer, if required by Bank, (b) Pledgor is the owner of the
Bonds free and clear of all liens, encumbrances, security interests and restrictions, (c) Pledgor will keep the Bonds free and clear of all liens, encumbrances and security interests, except those to the Bank, and (d) Pledgor will not cause the Bonds to be issued in book-entry form while the Bonds are subject to this Agreement.

     3. Rights of Bank. The Bank agrees that Pledgor shall be entitled to receive all payments on, redemption premium or other distributions with respect to the Bonds and shall retain all voting rights with respect to the Bonds until an Event of Default (as hereafter defined) shall have occurred. Following the occurrence of an Event of Default, all interest, dividends and distributions shall be paid to the Bank and all voting rights with respect to the Bonds shall be vested in the Bank.

     4. Default and Remedies. Each of the following occurrences shall constitute an event of default under this Agreement (herein called an "Event of Default"):
(i) Pledgor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand or shall default under any material agreement governing the Obligations with the Bank and the expiration of any applicable cure periods without cure; (ii) Pledgor shall voluntarily file or have involuntarily filed against it a petition under the United States Bankruptcy
Code; or (iii) an Event of Default (as defined therein) shall have occurred and is

continuing under the Lease Agreement dated as of September 1, 2006 (the "Lease
Agreement"), between the Pledgor, as lessee, and the Issuer, as lessor.

     Upon the occurrence of an Event of Default, the Pledgor agrees, upon the request of the Bank, to take all action necessary to transfer ownership of the
Bonds to the Bank without waiving any rights the Pledgor may have under the
Uniform Commercial Code, and Bank may collect, receive and realize upon the
Bonds or any part thereof. Additionally, the Bank may exercise any and all rights and remedies available against Pledgor upon default to a secured party under Kansas law and the Uniform Commercial Code.

     5. Waivers by Pledgor. None of the following acts or things (which Bank is authorized to do or not to do with or without notice to Pledgor) shall in any way affect or impair the security interest or Pledgor's liabilities and obligations hereunder: (a) any extension or renewal (whether or not for longer than the original period) of any or all of the Obligations; (b) any change in the terms of payment or other terms of any or all of the Obligations, or any substitution or exchange of any evidence of any or all of the Obligations or collateral therefore, or any release of any collateral for any or all of the
Obligations; (c) the failure or neglect to protect or preserve any Obligation or any collateral therefore, or to exercise any right which may be available to the
Bank by law or agreement prior to or after an Event of Default or a default under any other agreement, or any delay in doing any of the foregoing; (d) the failure or neglect to ascertain or assure that the proceeds of any loan to
Pledgor are used in any particular manner; and (e) the application or failure to apply in any particular manner any payments or credits upon the Obligations.

     6. Miscellaneous. This Agreement can be waived, modified, amended, terminated or discharged, and the Bonds can be released only explicitly in a writing signed by Bank. This Agreement shall terminate upon payment in full or cancellation of the Bonds. Pledgor will reimburse Bank for all expenses, including legal fees, incurred by Bank in the protection, defense or enforcement of this Agreement, including expenses incurred in any litigation or bankruptcy or insolvency proceedings. This Agreement shall be binding upon and inure to the benefit of Pledgor and Bank and their respective heirs, representatives, successors and assigns and shall take effect when signed by Pledgor and delivered to Bank. The laws of the State of Kansas shall govern this Agreement, except those pertaining to conflicts of law. If this Agreement is signed by more than one person as Pledgor, the term "Pledgor" shall refer to each of them separately and to both or all of them jointly; all such persons shall be bound both severally and jointly with the other(s); and all property described in
Section 1 shall be included as part of the Bonds, whether it is owned jointly by both or all Pledgors or is owned in whole or in part by one (or more) of them.

     7. Further Assurances. To further secure the indebtedness and obligations of Pledgor to Bank, Pledgor agrees to execute and deliver, from time to time, any and all additional security agreements, guaranties, financing statements, notices of lien and other collateral documents which Bank may deem necessary or advisable.

     8. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     9. Time of the Essence. Time is of the essence in the interpretation of this Agreement.

     10. Bank Appointed Attorney-in-Fact. The Pledgor hereby appoints the Bank the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time during the pendency of an Event of Default in the Bank's discretion to take any action and to execute any instrument which the Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the
Pledgor representing any interest payment or other distribution in respect of the Bonds or any part thereof and to give full discharge for the same.

     11. Continuing Security Interest. This Agreement shall create a continuing security interest in the Bonds and shall (a) remain in full force and effect until payment in full of the Obligations, (b) be binding upon the Pledgor and its successors and assigns, and (c) inure to the benefit of the Bank and its successors and assigns. Upon the payment in full of the obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Bonds as shall not have been sold or otherwise applied pursuant to the terms hereof.

     12. Amendments; Applicable Law. None of the terms or provisions of this
Agreement may be altered, modified or amended except by an instrument in writing, duly executed by the Bank and the Pledgor. This Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor, and shall, together with the rights and remedies of the
Bank hereunder, inure to the benefit of the Bank and its successors and assigns.
THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED, ENFORCED AND INTERPRETED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF KANSAS (WITHOUT GIVING EFFECT TO
THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

     13. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                    [Remainder of page intentionally blank.]

     Agreed to this 1st day of September, 2006.

                                       DCI, INC.

                                       By:
                                          --------------------------------------
                                           Karl B. Gemperli
                                           President and Chief Executive Officer

                                       BANK MIDWEST, N.A.

                                       By:
                                          --------------------------------------
                                           Brian Bower
                                           Vice President